UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2011

SECURE NETWERKS, INC.
(Exact  Name of Registrant as Specified in Charter)

Delaware	000-52227	20-4910418
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

11650 South State Street, Ste 240 Draper, Utah	84020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 816-2510

10757 South River Front Parkway, Ste 125, South Jordan, Utah 84095
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 31, 2011, our previous independent accountant, Chisolm, Bierwolf, Nilson & Morrill, LLP (hereafter “CBNM”), was dismissed due to the fact that CBNM informed the Company of the pending revocation of CBNM’s registration with the Public Company Accounting Oversight Board.

The report of CBNM regarding Secure Netwerks, Inc.’s (the “Company”) financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company's ability to continue as a going concern.

During the year ended December 31, 2010 and during the period from the end of the most recently completed fiscal quarter through to March 31, 2011, the date of dismissal, there were no disagreements with CBNM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CBNM would have caused it to make reference to the subject matter of the disagreements in connection with its report.

We provided CBNM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that CBNM furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree.

Also on March 31, 2011, we engaged Morrill & Associates, LLC (“Morrill”), independent registered accountants, as our independent accountant following the dismissal of CBNM. Prior to the engagement of Morrill, the Company has not consulted with Morrill regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Morrill concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Chisolm, Bierwolf, Nilson & Morrill, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Secure Netwerks, Inc.

By:  /s/ Chene Gardner
Date:  April 4, 2011                                                                           ___________________________________________
Chene Gardner
Chief Executive Officer